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                                                                    Exhibit 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 17, 1998 relating to the financial statements which are included in the National Wireless Holdings Inc. Annual Report on Form 10-K for the year ended October 31, 1998.


/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PRICEWATERHOUSECOOPERS LLP

New York, New York
August 13, 1999